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                                                                   Exhibit 10.35


                         LETTER OF CONTINUING GUARANTEE
                             (CORPORATE GUARANTEE)

This Letter of Continuing Guarantee is executed at MUMBAI this 28th day of AUGUST 2002 by STERLITE INDUSTRIES LTD. a limited company incorporated and registered under the Companies Act, 1956, having its Registered Office at hereinafter called "the GUARANTOR" (which expression shall, unless it be repugnant to the context or meaning thereof shall mean and include its successors) of the one part in favour of :

STANDARD CHARTERED BANK (formerly known as the Chartered Bank and prior to that known as the Chartered Bank of India, Australia and China) having its Head Office at 1 Aldermanbury Square, London EC2V 7SB and a Branch office inter-alia in India at 58, Armenian Street, Chennai -- 600 001, hereinafter referred to as "THE BANK" (which expression shall mean and include its successors in title and assigns) of the other part.
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WHEREAS:

(1) At the request of the Guarantor, the Bank has granted/agreed to grant/ continued to MADRAS ALUMINIUM CO. LTD. (hereinafter referred to as "THE BORROWER") the following credit facility/ies viz.:

       Working Capital Demand Loan/Overdraft/Bill Discounting --
       INR 100,000,000/-

       (hereinafter (collectively) called the "SAID CREDIT FACILITY/IES") on the terms and conditions and securities mentioned in the Bank's Facility Advice Letter dated 28th May 2002 addressed to the Borrower,

(ii) One of the conditions of the Bank having agreed to grant/continue to grant/having granted/continuing to grant the said Credit Facility/ies to the Borrower, was that the Guarantor shall execute in favour of the Bank an unconditional and irrevocable continuing guarantee being these presents.

                   NOW THESE PRESENTS WITNESSETH AS FOLLOWS :

(1)(a) The Guarantor doth hereby irrevocably and unconditionally guarantee the due repayment to the Bank at its Chennai Branch at 58, Armenian Street, Chennai -- 600 001 ("THE SAID BRANCH OFFICE") on the Bank's first demand, without demur and/or contestation and notwithstanding any dispute between the Bank and the Borrower, of all the amounts including the principal sum of Rs. 100,000,000/-(Rupees One hundred million only) towards the said Credit Facility/ies and all indebtedness due and payable by the Borrower to the Bank under the said Credit Facility/ies or any one or more or all of them or any part thereof for the time being outstanding under the said Credit Facility/ies granted/continued/agreed to be granted by the Bank to the Borrower and all interest, commission, costs, charges and expenses and all other moneys whatsoever due owing and payable by the Borrower to the Bank thereunder ("THE SAID DUES"), in the event of failure on the part of Borrower in repaying the same to the Bank or discharging its liability thereunder when the same are due and payable, The Guarantor shall pay to the Bank forthwith on first demand at the Bank's said Branch Office, the said Dues (the decision of the Bank as to such default / failure of the Borrower and the amount claimed there in being final, conclusive and binding on the Guarantor).

2. The obligations hereunder are joint and several and independent of the obligations of Borrower, and a separate action or actions may be brought against the Guarantor alone or jointly with the Borrower.

3. The Guarantor hereby represents and warrants to the Bank on a continuing basis as under :

       (a) That the Guarantor is legally and properly organised and is in existence as a public/private limited company incorporated and registered under the provisions of the Companies Act, 1956.
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     (b)  That under the Memorandum and Articles of Association of the
          Guarantor, the Guarantor is empowered and authorised to execute this Guarantee and all other documents hereunder required to be executed and that it has taken and shall continue to take all necessary corporate and other actions for execution and performance of this Guarantee and/or other documents in favour of the Bank;

     (c) That this Guarantee and all documents, hereunder as required, when executed by the Guarantor will be valid and binding obligations of the Guarantor and enforceable in accordance with their respective terms and the person/persons executing this Guarantee (on behalf of the Guarantor being a company) and any other document to be executed pursuant hereto, is/are duly and properly authorised to execute the same;

     (d) That the Guarantor does not violate any covenants, conditions and stipulations under any existing agreement entered into by the Guarantor with any third party, by executing this Guarantee in favour of the Bank in the manner herein mentioned.

     (e) That there is no action, suit, proceeding or investigation pending or to the knowledge of the Guarantor threatened by or against the Guarantor or the property of the Guarantor before any Court of Law or Government authority or any other competent authority which might have a material effect on the financial and other affairs of the Guarantor or which might put into question the validity, enforceability or performance of this Guarantor or any of its provisions.

4. In the event of the Guarantor's failure to pay to the Bank the said Dues forthwith on demand made by the Bank, the aforesaid amount shall bear and carry interest at the rate of PLR + 2 % per annum or such other rate as the Bank may in its absolute discretion stipulate, from the date of demand till payment by the Guarantor.

5. The Guarantor hereby indemnifies the Bank and agrees to keep the Bank indemnified and save harmless at all times while the said Credit Facility/ies is outstanding, due and payable by the Borrower, against all actions, proceedings, claims and demands, duties, penalties, taxes, losses, damages, cost (as between Advocate and Client) charges and expenses and other liability whatever which may be brought and made against or sustained or incurred by the Bank by reason of having granted/ continued/agreed to grant the said Credit Facility/ies to the Borrower.

6. The Bank shall be at liberty, and shall have full discretionary power without the Guarantor's further assent and knowledge and without in any way affecting the Guarantor's liability under this guarantee and the Guarantor hereby waives the rights available to it as surety under the applicable provisions of the Indian Contract Act, 1872 or its statutory modification or re-enactment thereof:

- to renew/change/enlarge/release the terms and conditions of the said Credit Facility/ies or any advance, credit entered into with/granted to the Borrower, or
- to hold over, renew, or give up in whole or in part, and from time to time, any bills, notes, mortgages, charges, liens or other securities received or to be received from the Borrower either alone or jointly with any other person or persons; or

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-    to vary/exchange or release any securities held or to be held by the Bank for the said Credit Facility/ies, or
- to release or discharge the Borrower or any person liable with the Borrower as guarantor or otherwise; or
- to do any act or omission the legal consequence of which is to discharge the Borrower or any person liable for or with the Borrower as aforesaid; or
- to postpone for any time or from time to time the exercise of any power or powers conferred upon the Bank by law or otherwise and to exercise the same any time and in any manner and either to enforce or forbear to enforce the covenants or agreements entered into by the Bank with the Borrower or any other remedies or securities available to the Bank; or
- to enter into any composition or compound with or promise to grant/extend time or any other indulgence or not to sue, either the Borrower or any other person liable as surety, or collaterally liable for the Borrower, as the Bank may deem fit,
     And the Guarantor shall not be released by any exercise by the Bank of their liberty with reference to the matters aforesaid or any of them.

7. The Guarantor shall also not be entitled to look into or consider any question or dispute which may arise between the Bank as the Creditor and the Borrower as to repayment by the Borrower to the Bank of the said Dues.

8. This Guarantee shall remain in full force and effect until the Borrower is fully discharged by the Bank of all the liabilities under the said Credit Facility/ies and until the Borrower has got the discharge confirmed in writing from Bank.

9. Further, this Guarantee shall be a continuing guarantee and be applicable to the ultimate balance that may become due to the Bank from the Borrower under the said Credit Facility/ies notwithstanding that the Facility/ies account/s maintained by the Bank in its books in the name of the Borrower, may in the meantime or at any time or times have been in credit or may have disclosed a reduced or nil balance.

10. The Bank shall be entitled to retain, realise or otherwise dispose off in such manner as the Bank may think fit any securities, now or hereafter held by the Bank and without any liability to account to the Guarantor or any appropriation of such securities or of the proceeds thereof until the said ultimate balance shall have been satisfied.

11. And Notwithstanding the Bank receiving payments from the Borrower/ the Guarantor or any person or persons as aforesaid liable to the Bank, or from any security held by the Bank of the whole or any part of the amount hereby guaranteed, if the Borrower shall become bankrupt or insolvent or being a corporation or any incorporated company shall pass a resolution for voluntary winding-up or shall be ordered to be wound-up by an order of the court, or shall enter into any arrangement scheme including rehabilitation scheme approved by Banks/Financial institutions/BIFR etc., compromise with its creditor or creditors, the Bank shall be at liberty without discharging the Guarantor's liability to make or assent to any compromises, compositions or arrangements and to rank as creditor, for the Bank's total claim hereunder and to receive dividends, composition or other payments thereupon to the entire exclusion and surrender of all the Guarantor's rights as surety/sureties in competition with the Bank, notwithstanding the statutes of bankruptcy or

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     any rule of law or equity to the contrary, unless all the said Dues have been satisfied in full.

12. Further if the Guarantor now have or shall hereafter take any security from the Borrower in respect of the Guarantor's liability under this guarantee, the Guarantor will not prove in the bankruptcy or insolvency or winding-up of the Borrower in respect thereof to the Bank's prejudice and such security shall stand as a security for the Bank and shall forthwith be deposited with the Bank.

13. Any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the indebtedness of the Borrower to the Bank; and such indebtedness of the Borrower to the Guarantor if the Bank so request shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the indebtedness of the Borrower to the Bank but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guarantee.

14. The Bank may proceed against and recover from any of the Guarantor's property including any credit balance or security held / to be held in future, by the Bank on the Guarantor's account by sale and or otherwise and allocate and apply the net proceeds of sale and realisation thereof and any other moneys in the Bank's hands standing to the Guarantor's credit or belonging to the Guarantor on any account whatsoever independently the one of the other in such order and in such manner as the Bank may think fit in or towards the payment of any moneys payable by the Borrower/ Guarantor to the Bank hereunder.

15. The Guarantor hereby undertake to do execute and perform on demand at the Guarantor's cost all such acts, deeds and things as the Bank may require as further security or for due discharge of the Guarantor's liability hereunder and if so required by the Bank to deposit with the Bank cash or any security acceptable to the Bank to cover the total liability and obligations under this Guarantee.

16. If at the time any demand is made under this Guarantee, any amount shall be due or owing or payable to the Bank from the Borrower in any currency or currencies other than that in which any Credit Facility/ies is/are expressed to have been granted, then (a) the obligation of the Guarantor shall be to make payment in such currency or currencies but the Bank shall be entitled, at its discretion, to require payment either in such currency or currencies or in the currency of the said Credit Facility/ies, or partly in one way and partly in the other, and (b) the said Credit Facility/ies shall be treated as a limit expressed in such other currency or (if more than one such other currency is involved) as a limit in the aggregate expressed in such other currency or currencies and for this purpose the said limit shall be deemed to have been expressed in such other currency or currencies converted at the rate or respective rates of exchange to be determined by the Bank to be effective at the date of payment (or each respective payment) by the Guarantor.

17. Each payment to be made by the Guarantor under this Guarantee shall be made to the Bank, in the appropriate currency in accordance with the terms hereof, at the same place as that applicable to the Borrower's obligation or at the said Branch Office or at such other place as that Bank shall designate. All such payments shall be made in full without set-off or counterclaim and free and clear of and without deduction of or withholding for or on
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     account or any tax of any nature now or hereafter imposed by any country or any subdivision or taxing authority thereof or therein or any federation or organisation of which such country is a member.

     If any such payment shall be subject to any such tax or if the Guarantor shall be required legally to make any such deduction or withholding, the Guarantor shall pay such tax, shall ensure that such payment, deduction or withholding will not exceed the minimum legal liability therefor and shall simultaneously pay to the Bank such additional amount as may be necessary to enable the Bank to receive, after all such payments, deductions and withholdings, a net amount equal to the full amount payable under this guarantee. If the Guarantor shall make any such payment, deduction or withholding the Guarantor shall within 30 days thereafter forward to the Bank an official receipt or other official documentation evidencing such payment or the payment of such deduction or withholding. As used in this Clause, the term "tax" includes all levies, imposts, duties, charges, fees, deductions, withholdings, turnover tax, transaction tax, stamp tax and any other restrictions or conditions resulting in a charge.

18. The Bank's decision shall be final and binding on the Guarantor in respect of all matters concerning the aforesaid amounts and/or these presents.

19. The Bank may enforce and recover upon this guarantee for full amount hereby guaranteed and interest thereon to satisfy its total claim against the Borrower, notwithstanding any composition as aforesaid and notwithstanding any other guarantee, security or remedy which the Bank may hold or be entitled to in respect of the sum hereby secured, and notwithstanding any charges for interest which may be debited in the Bank's account for the Borrower or in any other account for the Borrower.

20. This guarantee shall not be affected by any change in the constitution of the Guarantor or nor shall be affected by any change in the constitution of the Borrower howsoever or by its absorption of or by its amalgamation (being a company) with any other company. Further, this guarantee shall not be determined or in any manner prejudiced by any absorption and amalgamation or re-constitution or alteration in the status or change in the constitution of the Bank but shall ensure and be available for the absorbing or amalgamated or reconstituted or altered or changed authority or body.

21. This guarantee shall be in addition and not in substitution to any other guarantee for the Borrower signed by the Guarantor that the Bank may at any time hold.

22. In order to give effect to this guarantee, the Bank shall be entitled to act as if the Guarantor is the Principal debtor to the Bank for all payments and covenants hereby guaranteed.

23. The Guarantor agrees that the Guarantor shall not be entitled to claim the benefit of any consequences of any variation of any contract entered into by the Borrower with the Bank, the liability in respect of which is guaranteed by the Guarantor aforesaid.

24.  The absence or infirmity of borrowing powers on the part of the Borrower or any irregularity in the exercise thereof shall not affect the
     Guarantor's liability and any moneys advanced to the Borrower shall be deemed to be due and owing notwithstanding such
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     absence, infirmity or irregularity and this guarantee shall not be effected by any change in the name or constitution of the un-incorporated body or firm by death or retirement or otherwise howsoever.

25. This guarantee shall be enforceable against the Guarantor notwithstanding that the securities created/to be created by the Borrower or by the Guarantor or any other collateral securities the Bank might obtain/have obtained from the Guarantor or the Borrower or any negotiable or other securities referred to herein or to which it may extend or be applicable shall at the time of proceedings being taken against the Guarantor on this guarantee be outstanding or unrealised.

26. In additional to all liens upon, and rights of set off against the monies, securities or other property of the Guarantor given to the Bank by law, the Bank shall have a lien upon and a right of set off against, all monies, securities and other property of the Guarantor now or hereafter in the possession of or on deposit with the Bank, whether held in a general or special account or deposit, or for safe keeping or otherwise; and every such lien and right of set off may be exercised without demand upon or notice to the Guarantor. No lien or right of set off shall be deemed to have been waived by any act or conduct on the part of the Bank, or by any neglect to exercise such right of set off or to enforce such lien, or by any delay in so doing and every rights of set off and lien shall continue in full force and effect until such rights of set off or lien is specifically waived or released by an instrument in writing executed by Bank.

27. The demand hereunder in writing shall be deemed to have been duly given to the Guarantor by the Bank, by sending the same by post addressed to the Guarantor at the Guarantor's Registered Office hereunder written and shall be effectual notwithstanding any change thereof and notwithstanding notice thereof to the Bank, and such demand shall be deemed to have been received by the Guarantor 24 hours after the posting thereof and shall be sufficient if signed by any officer of the Bank and in proving such service it shall be sufficient to prove that the letter containing the demand was properly addressed and put into the Post Office.

28. This guarantee shall inure for the benefit of the Bank's successors and assigns, and shall be binding on the Guarantor, Guarantor's estate, effects and successors.

29. The Guarantor shall not assign or transfer any of its rights and/or obligations under this Guarantee except with the prior written permission of the Bank. No delay in exercising or omission to exercise any right, power or remedy accruing/available to the Bank upon any default or otherwise hereunder or any other documents shall impair or prejudice any such right, power or remedy or shall be construed to be a waiver thereof or any acquiescence therein, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof and every right and remedy of the Bank shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Bank.

30. The Guarantor specifically agrees and confirms that this Guarantee and all matters concerning the same or arising therefrom or relating thereto, shall be construed and governed in all respects by the Laws of India and any matter or issues arising hereunder or
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     any dispute hereunder shall, at the option/discretion of the Bank, be subject to the non-exclusive jurisdiction of the Courts of the City of Chennai in India. This shall not however limit the rights of the Bank to take proceedings in any other Court of Competent Jurisdiction.

31. It is hereby expressly agreed between the parties that, if by any act of legislation and/or by any act of State and/or God if the Borrower's debts under the said Credit Facility/ies to the Bank are suspended or cancelled, the Guarantor shall nevertheless be bound to pay to the Bank all the amounts demanded by the Bank from the Guarantor hereunder.

In witness whereof the common seal of the Guarantor Company has been affixed to these presents on the day and the year hereinabove mentioned at

The Common Seal of STERLITE INDUSTRIES LTD.                              )
has been affixed hereunto pursuant to the Resolution of the Board of     )
Directors of the Company passed in their meeting dated 30-7-2002         )
                                                       ---------         )
in the presence of: NAVIN AGARWAL                                        )
                                                                         )
                                                                         )
                                                                         )
the Director/s of the Company, who has/have in token thereof, has/have   )
subscribed his/her/their respective signature/s hereto.                  )



Place: Mumbai

Date: 28.08.02



(GUARANTOR)                                 /s/ Navin Agarwal

(Not to be attested/witnessed)